UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

Check the appropriate box:
☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

Medalist Diversified REIT, Inc.
(Name of Registrant As Specified In Its Charter)

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	(1)	Title of each class of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MEDALIST DIVERSIFIED REIT, INC.
1051 E. Cary Street Suite 601
James Center Three
Richmond, VA 23219

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

December 31, 2020

To our stockholders:

The Information Statement enclosed herewith has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to holders of shares of common stock, par value $0.01 per share (“Common Stock”), of Medalist Diversified REIT, Inc. (the “Company,” “we” or “us”).

The Company’s Common Stock is listed and traded on the Nasdaq Capital Market under the symbol “MDRR.” Under the Nasdaq Rule 5635, the holders representing a majority in voting power of the outstanding shares of the Common Stock must approve any issuance of securities that upon conversion could equal twenty percent (20%) or more of the issued and outstanding number of shares of the Common Stock of the Company.

The purpose of the Information Statement is to inform you that the Company has obtained the approval, by way of written consent in lieu of a meeting, of the holders of a majority of the outstanding shares of the Company’s Common Stock, which owned 2,445,109 shares of Common Stock as of November 13, 2020 (the “Record Date”), representing approximately 50.9% of the issued and outstanding shares of Common Stock as of the Record Date, for the issuance of a maximum of up to 8,097,166 in connection with the conversion of convertible debentures sold by the Company. The Company has signed a definitive agreement to issue and sell convertible debentures (the “Convertible Debentures”) to YA II PN, LTD. (the “Purchaser”). Under the terms of the Convertible Debentures, the Company may issue to the Purchaser a maximum of up to 8,097,166 shares of the Company’s Common Stock upon the Purchaser’s conversion of the Convertible Debentures.  The Company has obtained all necessary stockholder approvals in connection with the sale of the Convertible Debentures and issuance of Common Stock, and no stockholder meeting will be held and no proxies or further written consents will be solicited from stockholders in connection with the aforementioned transactions.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

No action is required of you. Pursuant to rules under the Exchange Act, until such time as twenty (20) days have elapsed from the dissemination of this Information Statement to holders of Common Stock, any issuance of Convertible Debentures by the Company shall be restricted to converting, in an aggregate, less than twenty percent (20%) of the number of shares of Common Stock presently outstanding. The date of mailing or emailing this information statement is on or about December 31, 2020.

Sincerely,

/s/ Thomas E. Messier
Thomas E. Messier Chairman and Chief Executive Officer

MEDALIST DIVERSIFIED REIT, INC.
1051 E. Cary Street Suite 601
James Center Three
Richmond, VA 23219

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being mailed or otherwise furnished to you by the board of directors (the “Board of Directors”) of Medalist Diversified REIT, Inc. (the “Company,” “we,” or “us”) to inform you that the Company has obtained the approval, by way of written consent in lieu of a meeting, of the holders of a majority of the outstanding shares of the Company’s Common Stock (the “Approving Stockholders”), which owned 2,445,109 shares of Common Stock as of November 13, 2020 (the “Record Date”), representing approximately 50.9% of the issued and outstanding shares of Common Stock as of the Record Date, for the issuance of a maximum of up to 8,097,166 shares of Common Stock in connection with the potential conversion of convertible debentures sold by the Company. The Company has signed a definitive agreement to issue and sell convertible debentures (the “Convertible Debentures”) to YA II PN, LTD. (the “Purchaser”). Under the terms of the Convertible Debentures, the Company may issue to the Purchaser a maximum of up to 8,097,166 shares of the Company’s Common Stock upon the Purchaser’s conversion of the Convertible Debentures. The Company has obtained all necessary stockholder approvals in connection with the sale of the Convertible Debentures and issuance of Common Stock, and no stockholder meeting will be held and no proxies or further written consents will be solicited from stockholders in connection with the aforementioned transactions.

We are not asking you for a proxy and you are requested not to send us a proxy.

This Information Statement is being furnished solely for the purpose of informing the stockholders of the Company, in the manner prescribed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of this corporate action before it takes effect. Pursuant to rules under the Exchange Act, until such time as twenty (20) days have elapsed from the dissemination of this Information Statement to holders of Common Stock, any issuance of Convertible Debentures by the Company shall be restricted to converting, in an aggregate, less than twenty percent (20%) of the number of shares of Common Stock presently outstanding. This Information Statement is first being mailed or emailed on or about December 31, 2020 to the holders of record of shares of Common Stock at the close of business on the Record Date.

This Information Statement is dated December 31, 2020.

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SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This Information Statement contains or incorporates by reference “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, that are intended to be subject to the safe harbors created under the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts, or that they discuss the business and affairs of the Company on a prospective basis. Statements that include words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “should,” “estimate,” “continue,” “pursue,” “potential,” among others, or the negative of such words, may identify forward-looking statements.

Forward-looking statements are necessarily estimates reflecting the judgment of the Company and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward looking statements. The Company bases these forward-looking statements on particular assumptions that it has made in light of its experience, as well as its perception of expected future developments and other factors that it believes are appropriate under the circumstances. There can be no assurance that the results and events contemplated by the forward looking statements will in fact transpire or, if they do transpire, that they will occur or have the anticipated effects. New factors emerge from time to time, and it is not possible for the Company to predict all of them. Nor can the Company assess the impact of each such factor or the extent to which any factor, or combination of factors may cause results to differ materially from those contained in any forward-looking statement. As you read and consider the information herein, you are cautioned to not place undue reliance on these forward looking statements.

Forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this Information Statement or to reflect the occurrence of unanticipated events, except as required by law.

STOCKHOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address. However, we undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement, or a future information statement, by written request directed to Medalist Diversified REIT, Inc., Attn: Thomas E. Messier, at 1051 E. Cary Street Suite 601, James Center Three, Richmond, VA 23219. Our telephone number is (804) 344-4435. Likewise, stockholders sharing an address who are receiving multiple copies of this Information Statement and wish to receive a single copy of future information statements may notify us at the address and telephone number listed above.

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APPROVAL OF THE TRANSACTION

Under the Maryland General Corporation Law (the “MGCL”) and the Company's charter and bylaws, any approval of an action by the stockholders of the Company requires the affirmative vote of at least a majority of all the votes entitled to be cast on the matter. Under the MGCL and the Company's charter and bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting if the action is advised, and submitted to the stockholders for approval, by the Board of Directors and a consent in writing or by electronic transmission of stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders (at which all shares entitled to vote thereon were present and voted) is delivered to the Company in accordance with the MGCL. The Company must give notice of any action taken by less than unanimous consent to each stockholder not later than 10 days after the effective time of such action. A written consent in favor of the transactions described herein has been received by the stockholders of the Company and was approved by the Approving Stockholders which held the requisite voting power as of the Record Date. As a result, the transactions described herein have been approved and its consummation requires no additional stockholder vote.

Authorization by the Board of Directors

On October 27, 2020, our Board of Directors reviewed the terms of the sale of the Convertible Debentures and the issuance of Common Stock upon conversion of the Convertible Debentures and recommended that the transactions be submitted for stockholder approval by written consent.

Approving Stockholders

The Approving Stockholders owned 2,445,109 shares of Common Stock as of the Record Date. On the Record Date, there were 4,797,968 shares of Common Stock issued and outstanding, with each share entitling the holder of such share to one vote. Therefore, the shares owned by the Approving Stockholders represented approximately 50.9% of our total issued and outstanding Common Stock as of the Record Date. On December 21, 2020, the Approving Stockholders voted a majority of shares of Common Stock by written consent in favor of the transactions.

Accordingly, the Company has obtained all necessary corporate approvals in connection with the transactions. The Company is not seeking written consent from any other stockholders, and the other stockholders will not be given an opportunity to vote, with respect to the actions described in this Information Statement.

NO APPRAISAL RIGHTS

Neither the MGCL nor the Company's governing documents entitle any of the stockholders of the Company to exercise any dissenters' rights in connection with the transactions. As a result, no stockholder is or will be entitled to appraisal of its shares in connection with the transactions.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Outstanding Voting Securities

As of the Record Date, there were 4,797,968 shares of Common Stock issued and outstanding. The Common Stock constitutes the only issued and outstanding class of voting securities of the Company. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders. The approval of a majority of the issued and outstanding shares of Common Stock was necessary to authorize the transactions described herein. As of the Record Date, the Approving Stockholders beneficially owned 2,445,109 shares of Common Stock, representing approximately 50.9% of our total issued and outstanding Common Stock.

Security Ownership of Certain Beneficial Owners and Our Directors and Executive Officers

The table below sets forth, as of December 21, 2020, certain information regarding the beneficial ownership of our shares of common stock and shares of common stock issuable upon redemption of OP Units for (1) each person who is the beneficial owner of 5% or more of our outstanding shares of common stock, (2) each of our directors, director nominees and named executive officers, and (3) all of our directors, director nominees and executive officers as a group. Each person named in the table has sole voting and investment power with respect to all of the shares of common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The address of each person is set forth in the footnotes below.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Number of Shares and OP Units Beneficially Owned	Percentage of all Shares(1)	Percentage of all Shares on a Fully Diluted Basis(2)
Virginia Birth-Related Neurological Injury Compensation Program(3)	1,151,228	1,151,228	23.99%	23.38%
Thomas Messier (4)	127,002	137,640	2.65%	2.80%
William Elliott (4)	128,065	138,703	2.67%	2.82%
C. Brent Winn, Jr. (4)	34,587	34,587	0.72%	0.70%
Neil Farmer (4)	34,323	34,323	0.72%	0.70%
Charles Polk, III (4)	17,043	27,681	0.36%	0.56%
Charles Pearson, Jr. (4)	17,043	17,043	0.36%	0.35%
All Named Executive Officers and Directors as a Group	357,063	388,977	7.46%	7.92%

(1)	Based on 4,797,968 issued and outstanding shares of common stock as of December 21, 2020.

(2)	Based on 4,797,968 issued and outstanding shares of common stock as of December 21, 2020 and 125,000 shares of common stock converted from OP Units, assuming our operating partnership chooses to redeem all OP Units currently eligible for redemption in exchange for common stock of our company.

(3)	7501 Boulders View, Suite 210, Richmond, Virginia 23225

(4)	1051 E. Cary Street, Suite 601, James Center Three, Richmond, Virginia 23219

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DESCRIPTION OF THE TRANSACTIONS

The Company entered into a Securities Purchase Agreement, dated as of October 27, 2020 (the “Securities Purchase Agreement”), with YA II PN, LTD. (the “Purchaser”). Pursuant to the Securities Purchase Agreement, the Company issued and sold a Convertible Debenture (the “Initial Convertible Debenture”) to the Purchaser in the aggregate principal amount of $1,500,000. Upon the Company’s filing of a registration statement registering the shares of its Common Stock issuable upon the conversion of the Convertible Debentures (the “Conversion Shares”) on December 22, 2020, the Company issued and sold a Convertible Debenture (the “Second Convertible Debenture”) with the same terms as the Initial Convertible Debenture to the Purchaser in the aggregate principal amount of $2,000,000.

Pursuant to the Securities Purchase Agreement, the Purchaser has agreed to purchase an additional $1,500,000 Convertible Debenture (the “Third Convertible Debenture”; and together with the Initial Convertible Debenture and Second Convertible Debenture, the “Convertible Debentures”) from the Company upon the same terms as the Initial Convertible Debenture (subject to there being no event of default under the outstanding Convertible Debentures or other customary closing conditions). The Convertible Debentures shall mature one year from the date of their respective issuances and bear interest at a rate of 5% per annum. The Third Convertible Debenture shall be purchased by the Purchaser when the registration statement is declared effective by the SEC.

Pursuant to Nasdaq Rule 5635, the Company is required to obtain the majority approval of its Common Stockholders to issue the Conversion Shares which may amount to greater than twenty percent (20%) or more of the current outstanding Common Stock or twenty percent (20%) or more of the voting power of the current outstanding Common Stock. Assuming the Conversion Shares are issued at a conversion price equal to the Floor Price (defined below), the number of Conversion Shares is expected to be 8,097,166, which number is greater than twenty percent (20%) of the Company’s current outstanding Common Stock.

Convertible Debt Terms

Pursuant to the Convertible Debentures, subject to certain limitations and as long as the Convertible Debentures remain outstanding, the Purchaser has the right at any time to convert all or a portion of the Convertible Debentures into fully paid and nonassessable shares of Common Stock at a conversion price which shall be the lower of (i) $2.47 per share (the “Fixed Conversion Price”), or (ii) 88% of the lowest daily volume weighted average trading price of the Company’s Common Stock during the ten trading days prior to the conversion; provided that, the Purchaser may not convert for a price lower than $0.6175 per share (the “Floor Price”). If the Purchaser were to convert all of the debt outstanding under the Convertible Dentures at the Fixed Conversion Price, then the Purchaser would receive approximately 2,024,292 shares of Common Stock. If the Purchaser were to convert all of the debt outstanding under the Convertible Dentures at the Floor Price, then the Purchaser would receive approximately 8,097,166 shares of Common Stock.

The Purchaser, together with any affiliate, will be limited from beneficially owning more than 4.99%, or up to 9.8% at the option of the Purchaser, of the number of shares of Common Stock outstanding immediately after giving effect to any conversion.

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OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company's Common Stock.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read or copy any document we file at the public reference room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of this information may also be obtained by mail from the SEC's Public Reference Branch at 100 F Street, N.E., Washington, D.C. 20549. In addition, our filings with the SEC are also available to the public on the SEC's internet website at http://www.sec.gov.

Additional information related to the transactions described herein may be found on the Company’s Current Report on Form 8-K filed with the SEC on November 2, 2020 which can be found at https://www.sec.gov/Archives/edgar/data/1654595/000110465920120514/0001104659-20-120514-index.htm.

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